UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                 April 21, 1999
                                (Date of Report)

                                 April 21, 1999
                        (Date of earliest event reported)


                             -------------------------

                         Commission File Number 0-26816

                             IDX SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


                  Vermont                                        03-0222230
  (State or other jurisdiction of                         (I.R.S. Employer
  incorporation or organization)                          Identification No.)

                               1400 Shelburne Road
                           South Burlington, VT 05403
                    (Address of principal executive offices)

         Registrant's telephone number, including area code: (802-862-1022)













                          Exhibit Index on Page 2 of 10

ITEM 5.  OTHER EVENTS

         On April 21, 1999, the Company announced the results of operations for the first quarter of 1999 and discussed expected results for the balance of 1999. In addition, the Company announced the purchase of 80% of the stock of ChannelHealth, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.


         EXHIBIT NO.               DESCRIPTION                         PAGE
         -----------               -----------                         ----

         99A                       IDX News Release dated              4
                                   April 21, 1999

         99B                       IDX News Release dated              9
                                   April 21, 1999



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IDX SYSTEMS CORPORATION
                                      (Registrant)



Date:  April 21, 1999                 /S/ JOHN A. KANE
                                      ____________________________________
                                      John A. Kane
                                      Vice President, Finance and Administration
                                      Chief Financial Officer, and Treasurer




































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